UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2 TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2007

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2543, 17 Hatidhar St., Ra'anana, Israel	43665
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 551-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

On June 30, 2007, IXI Mobile, Inc. (the “Company”) filed Amendment No. 1 to this Form 8-K to file certain exhibits.  At that time, the Company sought confidential treatment for the redacted portions of those exhibits.  This Amendment No. 2 is being filed to re-file certain exhibits, which now have fewer redacted terms than the originally filed versions of these exhibits. Other than disclosing information that was previously redacted, the exhibits filed on this Amendment No. 2 remain unchanged from the exhibits filed on Amendment No. 1.  Certain information in some of these exhibits has been redacted in accordance with a request for confidential treatment that has been filed with the Securities Exchange Commission.

Item 9.01       Financial Statements and Exhibits

Exhibit 10.15
Cooperation Agreement between IXI Mobile (R&D) Ltd. and 1&1 Internet AG, dated December 15, 2005 (the “Cooperation Agreement”) (portions redacted in accordance with request for confidential treatment);

Exhibit 10.16	Frame Agreement between Swisscom Mobile AG and IXI Mobile (Europe) LTD, dated December 12, 2004 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.17	Commercial Agreement between Swisscom Mobile AG and IXI Mobile (Europe) LTD, dated December 12, 2004 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.18	Amendment No. 1 to the Cooperation Agreement, dated February 2006;

Exhibit 10.19	Amendment No. 2 to the Cooperation Agreement, dated April, 2006 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.20	Amendment No. 3 to the Cooperation Agreement, dated November 20, 2006;

Exhibit 10.21	Amendment No. 4 to the Cooperation Agreement, dated November 30, 2006 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.22	Amendment No. 6 to the Cooperation Agreement, dated May 1, 2007 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.23	Letter of Intent between Inventec Appliances Corp., and IXI Mobile (R&D) Ltd., dated January 12, 2007 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.24
MSN Mobile Services Reseller Agreement between Microsoft Corporation and IXI Mobile, Inc., dated September 27, 2005 (the “Mobile Services Reseller Agreement”) (portions redacted in accordance with request for confidential treatment);

Exhibit 10.25	First Amendment to Mobile Services Reseller Agreement, dated April, 2007 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.26	ICQ Mobile Developer Program Agreement by and between ICQ, Inc. and IXI Mobile (R&D) Ltd., dated November, 2006 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.27	Service Level Agreement between ICQ, Inc. and IXI Mobile (R&D) Ltd., dated November, 2006 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.28	Software License Agreement between Axis Mobile Ltd, and IXI Mobile (R&D) Ltd., dated May 24, 2006 (portions redacted in accordance with request for confidential treatment);

Exhibit 10.29	Gateway ASP Reseller License Agreement between Synchronica Plc and IXI Mobile (R&D), dated May 18, 2006 (portions redacted in accordance with request for confidential treatment); and

Exhibit 10.30	Hosted Services Agreement between Followap Inc., and IXI Mobile (R&D) Ltd., dated October, 2005 (portions redacted in accordance with request for confidential treatment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXI MOBILE, INC.

	By:	/s/ Moshe Levinson
Name: Moshe Levinson
Dated: May 4, 2009	Title: Special Interim Chief Executive Officer